UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2014

NICHOLAS FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	0-26680	8736-3354
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2454 McMullen Booth Road, Building C

Clearwater, Florida 33759

(Address of principal executive offices, including zip code)

(727) 726-0763

(Registrant’s telephone number, including area code)

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Nicholas Financial, Inc., (the “Company”) (NASDAQ: NICK) today announced that the Board of Directors of the Company is considering various strategic financial initiatives to increase return on shareholder investment, including (but not limited to) undertaking a share repurchase program or self-tender offer, initiating a cash dividend program, increase its existing credit facility and/or exploring potential expansion opportunities. No assurances can be given, however, as to whether the Board of Directors will determine to implement any such initiatives. A copy of the press release announcing the foregoing matters is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

The information furnished pursuant to this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, except if the Company specifically incorporates it by reference into a filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

The statements contained in this Current Report on Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 31E of the Securities Exchange Act of 1934, including statements regarding the Company’s expectations, hopes, beliefs, intentions, or strategies regarding the future. Forward-looking statements include statements regarding, among other things, the future intentions of the Board of Directors of the Company regarding possible strategic financial initiatives to increase return on shareholder investment. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. All forward-looking statements included in this document are based on information available to the Company on the date hereof and the Company assumes no obligation to update any such forward-looking statement. Prospective investors should also consult the risks described from time to time in the Company’s Reports on Forms 8-K, 10-Q and 10-K and Annual Reports to Shareholders.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press release dated October 21, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

NICHOLAS FINANCIAL, INC.

(Registrant)

Date: October 21, 2014	/s/ Ralph T. Finkenbrink
Ralph T. Finkenbrink
Chairman, President and Chief Executive Officer
(Principal Executive Officer)

Date: October 21, 2014	/s/ Katie L. MacGillivary
Katie L. MacGillivary
Vice President and Chief Financial Officer
(Principal Financial Officer and Accounting Officer)

Exhibit Index

Exhibit	Description

99.1	Press release dated October 21, 2014

E-1